SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 20, 1997



                             COVENANT BANCORP, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)




       New Jersey                      0-22699                22-2890624
       ----------                      -------                ----------
(State or Other Jurisdiction        (Commission File          (IRS Employer
     of Incorporation)                   Number)            Identification No.)


18 Kings Highway West, Haddonfield, New Jersey                08033
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:    (609) 428-7300



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5: OTHER EVENTS.

     The Special Meeting of Shareholders of Covenant Bancorp, Inc. scheduled for November 20, 1997 has been adjourned to 10:00 a.m. on January 8, 1998 at Tavistock Country Club, Haddonfield, NJ. See the attached press release of Covenant Bancorp, Inc., dated November 20, 1997.



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



ITEM 7:           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      Exhibits.

                  99.1 Press release of Covenant Bancorp, Inc. dated November 20, 1997.




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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 20, 1997                   COVENANT BANCORP, INC.


                                            By: /s/ Charles E. Sessa, Jr.
                                            ---------------------------------
                                            Name:  Charles E. Sessa, Jr.
                                            Title: President


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